                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported): November 26, 2004
                             (Date of earliest event reported)

                                MORGAN STANLEY ABS CAPITAL I INC.
             (as Depositor under the Pooling and Servicing Agreement, dated as
                 August 1, 2004, providing for the issuance of Morgan Stanley
                 ABS Capital I Inc. Trust, Mortgage Pass-Through Certificates
                                        Series 2004-WMC2)
                      (Exact name of registrant as specified in charter)

                                         DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-113543-11                        13-3939229
          (Commission File Number)        (I.R.S. Employer Identification No.)

           1585 BROADWAY, 2ND FLOOR
           NEW YORK, NEW YORK                             10036
          (Address of principal executive offices)     (Zip Code)

          Registrant's Telephone Number, Including Area Code:  (212) 761-4000

             (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
     (17 CFR 240.14a-12(b))

     [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

     [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

     Item 8.01 Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Morgan Stanley ABS Capital I Inc. Trust,
     Mortgage Pass-Through Certificates Series 2004-WMC1, which was made on August 1, 2004

     Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

     Exhibit No. Description

     99.1 Monthly Remittance Statement to the Certificateholders dated as of
     November 26, 2004.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                         DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                         IN ITS CAPACITY AS TRUSTEE UNDER THE
                                         POOLING AND SERVICING AGREEMENT ON
                                         BEHALF OF MORGAN STANLEY ABS CAPITAL
                                         I INC., REGISTRANT

          Date:  Nov 29, 2004               By:  /s/  Katherine M. Wannenmacher
                                            Katherine M. Wannenmacher
                                            Vice President

                                   EXHIBIT INDEX

         DOCUMENT

         99.1 Monthly Remittance Statement to the Certificateholders dated as of
              November 26, 2004.

Morgan Stanley ABS Capital I Inc. 2004-WMC2

Mortgage Pass-Through Certificates

2004-WMC2

November 26, 2004 Distribution

			External Parties			Table of Contents

								Page
			Seller
						1. Certificate Payment Report			2
			Morgan Stanley
						2. Collection Account Report			4

						3. Credit Enhancement Report			6
						4. Collateral Report			7
			Certificate Insurer(s)			5. Delinquency Report			10

						6. REO Report			13

						7. Foreclosure Report			14
						8. Prepayment Report			15
						9. Prepayment Detail Report			18

						10. Realized Loss Report			23
						11. Realized Loss Detail Report			26
			Servicer(s)
						12. Triggers and Adj. Cert. Report			27
			HomeQ Servicing Corp.
						13. Other Related Information			28

			Underwriter(s)
			Morgan Stanley & Co. Inc

						Total Number of Pages			28

			Dates			Contacts

			Cut-Off Date:		August 01, 2004	Eiko Akiyama
			Close Date:		August 19, 2004	Administrator
			First Distribution Date:		September 27, 2004	(714) 247-6328

						Address:
						1761 East St. Andrew Place, Santa Ana, CA 92514
			Distribution Date:		November 26, 2004
						Factor Information:		(800) 735-7777
			Record Date:		October 29, 2004
						Main Phone Number:		(714) 247-6000

					November 24, 2004

						https://www.tss.db.com/invr

Page 1 of 28
Morgan Stanley ABS Capital I Inc. 2004-WMC2

Mortgage Pass-Through Certificates

2004-WMC2

November 26, 2004 Distribution
Certificate Payment Report
Current Period Distribution - REMIC II
				Prior						Current
	Class		Original	Principal			Total	Realized	Deferred	Principal

Class	Type	Cur	Face Value	Balance	Interest	Principal	Distribution	Loss	Interest	Balance

				(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

A-1	FLT, STEP		$565,874,000.00	534,284,041.62	1,062,631.59	19,813,210.67	20,875,842.26	0.00	0.00	514,470,830.95

A-2	FLT, STEP		$200,000,000.00	185,908,550.63	378,840.31	8,348,438.64	8,727,278.95	0.00	0.00	177,560,111.99
A-3	FLT, STEP		$155,750,000.00	136,148,582.55	250,210.84	11,612,803.37	11,863,014.21	0.00	0.00	124,535,779.18
A-4	FLT, STEP		$59,253,000.00	59,253,000.00	118,110.98	0.00	118,110.98	0.00	0.00	59,253,000.00
A-5	FLT, STEP		$63,200,000.00	63,200,000.00	137,776.00	0.00	137,776.00	0.00	0.00	63,200,000.00
M-1	MEZ, FLT,ST		$91,643,000.00	91,643,000.00	207,113.18	0.00	207,113.18	0.00	0.00	91,643,000.00
M-2	MEZ, FLT,ST		$68,732,000.00	68,732,000.00	191,380.44	0.00	191,380.44	0.00	0.00	68,732,000.00
M-3	MEZ, FLT,ST		$22,911,000.00	22,911,000.00	67,867.47	0.00	67,867.47	0.00	0.00	22,911,000.00
B-1	SUB, FLT,ST		$19,638,000.00	19,638,000.00	67,772.92	0.00	67,772.92	0.00	0.00	19,638,000.00
B-2	SUB, FLT,ST		$16,365,000.00	16,365,000.00	57,932.10	0.00	57,932.10	0.00	0.00	16,365,000.00
B-3	SUB, FLT,ST		$19,638,000.00	19,638,000.00	94,829.72	0.00	94,829.72	0.00	0.00	19,638,000.00
X	SUB		$26,183,828.00	26,183,756.57	3,835,199.83	0.00	3,835,199.83	0.00	0.00	26,183,756.57
P	SUB,EXE		$0.00	0.00	725,282.99	0.00	725,282.99	0.00	0.00	0.00
UT-R	R		$0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total			1,309,187,828.00	1,243,904,931.37	7,194,948.37	39,774,452.68	46,969,401.05	0.00	0.00	1,204,130,478.69

Interest Accrual Detail Current Period Factor Information per $1,0000 of Original Face-
						Orig. Principal	Prior				Current
	Period		Period			(with Notional)	Principal			Total	Principal

Class	Starting		Ending	Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance